UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2011

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 W. Huntington Drive, Suite 202
Monrovia, CA	91016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 357-9983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐    Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 29, 2011, at the Annual Meeting of Stockholders (the “Annual Meeting”) of AeroVironment, Inc. (the “Company”), the stockholders of the Company approved an amendment and restatement of the Company’s 2006 Equity Incentive Plan (the “Restated Plan”) to, among other things:  (i) increase the number of shares available for issuance under the Restated Plan by 1,200,000 shares; (ii) extend the term of the Restated Plan until 2020; (iii) expand the list of performance criteria that may be used by the Compensation Committee for purposes of granting awards under the Restated Plan that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); (iv) and, in order to satisfy the requirements of Section 162(m) of the Code, clarify and revise the annual limits on awards to individuals under the Restated Plan so that the maximum number of shares that may be subject to awards granted under the Restated Plan to any individual in any fiscal year may not exceed 2,000,000 shares of common stock and the maximum cash payment any individual can receive in any fiscal year with respect to awards granted under the Restated Plan is $5 million.  The Restated Plan became effective immediately upon stockholder approval at the Annual Meeting.

The summary of the Restated Plan included herein is qualified in its entirety by reference to the full text of the Restated Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.              Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on September 29, 2011, at 10:30 a.m., Pacific time, at the Doubletree Hotel, 924 West Huntington Drive, Monrovia, California 91016. The following is a brief description of matters voted upon at the Annual Meeting:

Proposal 1 — Election of Director

The Company’s stockholders elected Joseph F. Alibrandi, whom was nominated by the Board of Directors, as a Class II director for a three-year term as follows:

Number of Shares
For	Withheld	Broker Non-Votes
15,561,005	332,935	4,610,753

Proposal 2 — Ratification of Company’s Independent Auditors

The Audit Committee selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2012. The Company’s stockholders ratified the selection of Ernst & Young LLP as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
20,376,192	113,362	15,139	0

Proposal 3 — Amendment and Restatement of Company’s 2006 Equity Incentive Plan

The Company’s stockholders approved the Restated Plan as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
10,442,696	5,412,201	38,829	4,610,967

Proposal 4 — Executive Compensation

The Company’s stockholders approved, on an advisory basis, of the compensation of the Company’s named executive officers as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
15,566,428	255,836	71,676	4,610,753

Proposal 5 — Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders approved, on an advisory basis, of holding future advisory votes on executive compensation every three years as follows:

Number of Shares
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
5,016,273	143,012	10,696,092	38,210	4,611,106

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits.

The following exhibit is filed herewith:

Exhibit
Number	Description
10.1	2011 Amendment and Restatement of the AeroVironment, Inc. 2006 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date:	October 4, 2011	By:	/s/ Timothy E. Conver
Timothy E. Conver
Chairman, President and Chief Executive Officer